EXHIBIT 10.97

SEVENTH AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT

This SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of April 3, 2023, is made with reference to that certain Amended and Restated Credit Agreement dated as of June 3, 2013 (as amended prior to the date hereof, the “Existing Credit Agreement”; as amended by this Amendment, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among TTEC HOLDINGS, INC. (formerly known as TeleTech Holdings, Inc.), a Delaware corporation (the “US Borrower” or the “Administrative Borrower”, as applicable), each Subsidiary of the US Borrower that is or may become a party thereto as a Foreign Borrower (each such Foreign Borrower, together with US Borrower shall be referred to herein, collectively, as “Borrowers” and, individually, each a “Borrower”), the financial institutions party thereto as Lenders, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders party to the Credit Agreement (“Agent”).

STATEMENT OF PURPOSE:

WHEREAS, pursuant to the Notice of Early Opt-in Election posted to the Lenders on March 24, 2023, the Borrowers made an Early Opt-in Election to replace the USD LIBOR for Dollars with Spread Adjusted SOFR and Spread Adjusted Term SOFR, as applicable, effective as of the Early Opt-in Effective Date;

WHEREAS, pursuant to the terms of the Credit Agreement, the Agent is exercising its right pursuant to the terms of the Credit Agreement to make certain Benchmark Replacement Conforming Changes in connection with the implementation of Spread Adjusted SOFR and Spread Adjusted Term SOFR, as set forth herein; and

WHEREAS, the amendments and modifications set forth in this Amendment constitute Benchmark Replacement Conforming Changes for purposes of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the following shall be effective:

Capitalized Terms.  All capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

Amendment to Existing Credit Agreement.  The body of the Existing Credit Agreement is hereby amended as follows:

(a)The defined term “Applicable Margin” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended by replacing “Applicable Margin for Eurodollar Fixed Rate Loans/Transitioned RFR Loans” with “Applicable Margin for Eurodollar Fixed Rate Loans/Transitioned RFR Loans/Initial RFR Loans (GBP)”.
(b)The defined term “Spread Adjusted SOFR” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“ “Spread Adjusted SOFR” means with respect to any RFR Business Day, a rate per annum equal to the sum of (a) SOFR for such RFR Business Day and (b) 0.11448% per annum.”

(c)The defined term “Spread Adjusted Term SOFR” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“ “Spread Adjusted Term SOFR” means, for any Interest Period, a rate per annum equal to the sum of (a) the forward-looking term rate based on the SOFR for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) RFR Business Days prior to the first day of such Interest Period, as such rate is published by CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Agent in its reasonable discretion) (the “Term SOFR Administrator”); provided, however, that if as of 5:00 p.m. (Eastern time) on any Periodic Term SOFR Determination Day the SOFR for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to SOFR has not occurred, then this clause (a) will be deemed to refer to SOFR for such tenor as published by the Term SOFR Administrator on the first preceding RFR Business Day for which SOFR for such tenor was published by the Term SOFR Administrator so long as such first preceding RFR Business Day is not more than three (3) RFR Business Days prior to such Periodic Term SOFR Determination Day, plus (b) (i) with respect to an Interest Period of one month, 0.11448% per annum, (ii) with respect to an Interest Period of three months, 0.26161% per annum and (iii) with respect to an Interest Period of six months, 0.42826% per annum.”

(d)Clause (a) of Section 2.3 of the Existing Credit Agreement is hereby amended by adding new clauses (iii) and (iv) thereto to read as follows:

“(iii)Initial RFR Loans (GBP).  The appropriate Borrower or Borrowers shall pay interest on the unpaid principal amount of an Initial RFR Loan (GBP) outstanding from time to time from the date thereof until paid at:

(A) prior to the Term RFR Transition Date, Daily Simple RFR with respect to Sterling plus the Applicable Margin for Initial RFR Loans (GBP) from time to time in effect; and

(B) on or after the Term RFR Transition Date, Term RFR with respect to Sterling plus the Applicable Margin for Initial RFR Loans (GBP) from time to time in effect.

Interest on Daily Simple RFR Loans shall be payable on each Regularly Scheduled Payment Date thereafter and at the maturity thereof.  Interest on Term RFR Loans shall be payable on each Interest Adjustment Date with respect to an Interest Period (provided that if an Interest Period shall exceed three months, the interest must be paid every three months, commencing three months from the beginning of such Interest Period).

(iv)Term RFR Loans in Dollars.  The appropriate Borrower or Borrowers shall pay interest on the unpaid principal amount of a Term RFR Loan in Dollars outstanding from time to time from the date thereof until paid at Spread Adjusted Term SOFR plus the Applicable Margin for Transitioned RFR Loans. Interest on such Term RFR Loans shall be payable on each Interest Adjustment Date with respect to an Interest Period (provided that if an Interest Period shall exceed three months, the interest must be paid every three months, commencing three months from the beginning of such Interest Period).”

Amendment to Exhibits.  Exhibits A, B, D and J to the Existing Credit Agreement Amendment are hereby amended and restated in their entirety in the forms attached hereto as Annex A.

Notice.  To the extent that the Agent is required to provide notice to the Borrower, any Lender or any other party to the Credit Agreement of any Benchmark Replacement Conforming Changes in connection with the adoption and implementation of Spread Adjusted SOFR or Spread Adjusted Term SOFR or the use and administration thereof, this Amendment shall constitute such notice.

Effect of this Amendment.  Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect.  Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Credit Parties, on the one hand, and Agent or any other Lender, on the other hand.  References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.  This Amendment is a Loan Document.

Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AND THE RESPECTIVE RIGHTS AND OBLIGATIONS OF BORROWERS, AGENT, AND THE LENDERS SHALL BE GOVERNED BY NEW YORK LAW, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

Counterparts.  This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts and by facsimile signature, each of which counterparts when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

Electronic Transmission.  Delivery of this Amendment by facsimile, telecopy or pdf shall be effective as delivery of a manually executed counterpart hereof; provided that, upon the request of any party hereto, such facsimile transmission or electronic mail transmission shall be promptly followed by the original thereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Agent has caused this Amendment to be duly executed as of the date and year first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent

By:

Name:

Title:

ANNEX A

Amended Exhibits

See attached.